Property and equipment, net	12 Months Ended
Mar. 31, 2023
Property, Plant and Equipment [Abstract]
Property and equipment, net
9.	Property and equipment, net
Property and equipment consist of the following:

	As of March 31, 2022	As of March 31, 2023
	RMB	RMB
Cost:
Warehouse equipment	2,669	2,879
Furniture, computer and office equipment	7,503	7,082
Vehicles	3,684	4,740
Leasehold improvement	10,209	10,501
Software	2,995	3,009

Total cost	27,060	28,211
Less: Accumulated depreciation	(19,281)	(22,719)

Property and equipment, net	7,779	5,492

The total amounts charged to the consolidated statements of loss and comprehensive loss for depreciation and amortization expenses amounted to approximately RMB3.08 million, RMB3.7 million and RMB3.8 million for the years ended March 31, 2021, 2022 and 2023, respectively.